UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2020

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700
Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2020, First Foundation Inc. (the “Company”) and First Foundation Bank (“FFB”) entered into a Fifth Amendment to Employment Agreement with Scott F. Kavanaugh (the “Kavanaugh Amendment”), which amends an Employment Agreement dated December 31, 2009, as amended; the Company and First Foundation Advisors (“FFA”) entered into a Fifth Amendment to Employment Agreement with Ulrich E. Keller, Jr. (the “Keller Amendment”), which amends an Employment Agreement dated December 31, 2009, as amended; FFB entered into a Second Amendment to Employment Agreement with David DePillo (the “DePillo Amendment”), which amends an Employment Agreement dated May 11, 2015, as amended; and FFB entered into a Second Amendment to Employment Agreement with Lindsay Lawrence (the “Lawrence Amendment”), which amends an Employment Agreement dated June 1, 2015, as amended. Each of the foregoing amendments extends the term of such person’s employment until December 31, 2022. No other material changes were made to the current terms of each person’s Employment Agreement.

A copy of the Kavanaugh Amendment, the Keller Amendment, the DePillo Amendment and the Lawrence Amendment are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and each is incorporated herein by this reference. The foregoing description is qualified in its entirety by reference to such amendments.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Fifth Amendment to Employment Agreement, dated March 11, 2020, by and between the Company, FFB and Scott F. Kavanaugh.

10.2	Fifth Amendment to Employment Agreement, dated March 11, 2020, by and between the Company, FFA and Ulrich E. Keller, Jr.

10.3	Second Amendment to Employment Agreement, dated March 11, 2020, by and between FFB and David DePillo.

10.4	Second Amendment to Employment Agreement, dated March 11, 2020, by and between FFB and Lindsay Lawrence.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: March 13, 2020	By:	/s/ ROBERT E. SJOGREN
Robert E. Sjogren General Counsel